N. Y. S. DEPARTMENT OF STATE
DIVISION OF CORPORATIONS AND STATE RECORDS                    ALBANY, NY 12231-0

                                 FILING RECEIPT
================================================================================
ENTITY NAME     : WESTERN BEEF RETAIL, INC.

DOCUMENT TYPE   : MERGER (DOM. BUSINESS)                         COUNTY : QUEENS
                  NAME

SERVICE COMPANY : CT CORPORATION SYSTEM                        SERVICE CODE : 07

CONSTITUENT NAME: WESTERN BEEF -- 14TH STREET INC. (ET AL)

================================================================================
FILED: 01/30/1998 DURATION: *********   CASH     980130000710 FILM #: 9801300000

ADDRESS FOR PROCESS                                         EFFECT DATE
-------------------                                         -----------
                                                            01/30/1998

                         [SEAL OF THE STATE OF NEW YORK]

REGISTERED AGENT
----------------

================================================================================
FILER                                     FEES        95.00    PAYMENTS    95
-----                                     ----                 --------
MUCHNICK GOLIEB & GOLIEB PC               FILING:     60.00    CASH:        0
630 FIFTH AVENUE                          TAX:         0.00    CHECK:      95
                                          CERT:        0.00    BILLED:      0
NEW YORK, NY 10111                        COPIES:     10.00
                                          HANDLING:   25.00
                                                               REFUND:      0
                                                               -------

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OS-1025 (11/89)

State of New York   )
                    ) ss.
Department of State )

I hereby certify that the annexed copy has been compared with the original document in the custody of the Secretary of State and that the same is a true copy of said original.

      Witness my hand and seal of the Department of State on FEB 04 1998

                         [SEAL OF THE STATE OF NEW YORK]

                                          /s/ [ILLEGIBLE]

                                          Special Deputy Secretary of State

DOS-1266 (5/96)

CT-07                                                                      CT-07

                              CERTIFICATE OF MERGER

                                       OF

WESTERN BEEF-14TH STREET INC. (a New York Corporation), WESTERN BEEF-173RD STREET INC. (a New York Corporation), WESTERN BEEF-COLLEGE POINT BLVD., INC. (a New York Corporation), WESTERN BEEF (EAST NEW YORK), INC. (a New York Corporation), WESTERN BEEF, EAST ORANGE, N.J. INC. (a New Jersey Corporation), WESTERN BEEF ELMONT INC. (a New York Corporation), WESTERN BEEF EMPIRE BOULEVARD, INC. (a New York Corporation), WESTERN BEEF-FOREST AVE. INC. (a New York Corporation), WESTERN BEEF MERRICK BLVD. INC. (a New York Corporation), WESTERN BEEF-MINEOLA, INC., (a New York Corporation), WESTERN BEEF MYRTLE AVE., INC. (a New York Corporation), WESTERN BEEF-PARK AVENUE, INC. (a New York Corporation), WESTERN BEEF-ROCKAWAY BLVD., INC. (a New York Corporation), WESTERN BEEF ROOSEVELT, INC. (a New York Corporation), WESTERN BEEF-ROSEDALE AVE. INC. (a New York Corporation), WESTERN BEEF-STEINWAY STREET INC. (a New York Corporation), WESTERN BEEF-WEST END AVE. INC. (a New York Corporation)

                                      and

                          WESTERN BEEF-MORRIS AVE INC.
                            (a New York Corporation)
                                      INTO

                      WESTERN BEEF-METROPOLITAN AVE, INC.
                            (a New York Corporation)

               UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

      The undersigned, Peter Castellana, Jr. and Peter Admirand, being, respectively, the President and Secretary of each of Western Beef-14th Street Inc., Western Beef-173rd Street Inc., Western Beef College Point Blvd., Inc., Western Beef (East New York) Inc., Western Beef, East Orange, N.J. Inc., Western Beef Elmont Inc., Western Beef Empire Boulevard, Inc., Western Beef Forest Ave Inc., Western Beef-Merrick Blvd. Inc., Western Beef

Mineola, Inc., Western Beef Myrtle Ave., Inc., Western Beef-Park Avenue, Inc., Western Beef-Rockaway Blvd., Inc., Western Beef Roosevelt, Inc., Western Beef-Rosedale Ave. Inc., Western Beef-Steinway Street Inc., Western Beef-West End Ave. Inc. and Western Beef-Morris Ave Inc., and Peter Castellana, Jr. and Peter Admirand, being, respectively, the President and Secretary of Western Beef-Metropolitan Ave. Inc., hereby certify:

      1. (a) The name of each constituent corporation is as follows:

            Western Beef-14th Street Inc., Western Beef-173rd Street Inc., Western Beef-College Point Blvd., Inc., Western Beef (East New York), Inc., Western Beef, East Orange, N.J. Inc., Western Beef-Elmont Inc., Western Beef Empire Boulevard, Inc., Western Beef-Forest Ave. Inc., Western Beef-Merrick Blvd. Inc., Western Beef-Mineola, Inc., Western Beef Myrtle Ave., Inc., Western Beef-Park Avenue, Inc., Western Beef-Rockaway Blvd., Inc., Western Beef Roosevelt, Inc., Western Beef Rosedale Ave. Inc., Western Beef-Steinway Street Inc., Western Beef-West End Ave. Inc., Western Beef-Morris Ave Inc. and Western Beef-Metropolitan Ave, Inc.

            (b) The name of the surviving corporation is Western
Beef-Metropolitan Ave, Inc. Following the merger its name shall be Western Beef Retail, Inc.

            As to each constituent corporation, the designation and number of outstanding shares of each class and series and the voting rights thereof are as follows:

--------------------------------------------------------------------------------
                           Designation and
                           Number of Shares
                           in each Class or   Class or Series    Shares entitled
       Name of                  Series           of Shares         to Vote as a
     Corporation              Outstanding     Entitled to vote   Class or Series
--------------------------------------------------------------------------------
Western Beef-14            Common/100         Common             N/A
Street Inc.
--------------------------------------------------------------------------------
Western Beef-173rd         Common/100         Common             N/A
Street Inc.
--------------------------------------------------------------------------------
Western Beef               Common/100         Common             N/A
College Point
Blvd., Inc.
--------------------------------------------------------------------------------
Western Beef (East         Common/100         Common             N/A
New York), Inc.
--------------------------------------------------------------------------------
Western Beef, East         Common/100         Common             N/A
Orange, N.J. Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Elmont Inc.
--------------------------------------------------------------------------------
Western Beef               Common/100         Common             N/A
Empire Boulevard,
Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Forest Ave. Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Merrick Blvd. Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Mineola, Inc.
--------------------------------------------------------------------------------
Western Beef               Common/100         Common             N/A
Myrtle Ave., Inc.
--------------------------------------------------------------------------------
Western Beef Park          Common/100         Common             N/A
Avenue, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Rockaway Blvd.,
Inc.
--------------------------------------------------------------------------------
Western Beef               Common/100         Common             N/A
Roosevelt, Inc.
--------------------------------------------------------------------------------
Western Beef               Common/100         Common             N/A
Rosedale Ave. Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Steinway Street
Inc.
--------------------------------------------------------------------------------
Western Beef-West          Common/100         Common             N/A
End Ave. Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Morris Ave Inc.
--------------------------------------------------------------------------------
Western Beef-              Common/100         Common             N/A
Metropolitan Ave,
Inc.
--------------------------------------------------------------------------------

      3. Western Beef-Metropolitan Ave, Inc. was incorporated under the laws of the State of New York on August 7, 1992.

            Western Beef-14th Street Inc. was incorporated under the laws of the State of New York on August 7, 1992.

            Western Beef-173rd Street Inc. was incorporated under the laws of the State of New York on October 19, 1992.

            Western Beef College Point Blvd., Inc. was incorporated under the laws of the State or New York on April 6, 1973. It was incorporated as Ranbar Packing, Inc.

            Western Beef (East New York), Inc. was incorporated under the laws of the State of New York on February 7, 1990.

            Western Beef, East Orange, N.J. Inc. was incorporated under the laws of the State of New Jersey on March 22, 1985. This corporation does not conduct business in New York and thus no Application for Authority has been filed with the Department of State.

            Western Beef-Elmont Inc. was incorporated under the laws of the State of New York on October 13, 1987. It was incorporated as Quarex-Elmont Inc.

            Western Beef Empire Boulevard, Inc. was incorporated under the laws of the State of New York on September 14, 1994.

            Western Beef-Forest Ave. Inc. was incorporated under the laws of the State of New York on August 7, 1992.

            Western Beef-Merrick Blvd. Inc. was incorporated under the laws of the State of New York on August 7, 1992.

            Western Beef-Mineola, Inc. was incorporated under the laws of the State of New York on February 12, 1992.

            Western Beef Myrtle Ave., Inc. was incorporated under the laws of the State of New York on December 5, 1996.

            Western Beef Park Avenue, Inc. was incorporated under the laws of the State of New York on September 25, 1991.

            Western Beef-Rockaway Blvd., Inc. was incorporated under the laws of the State of New York on January 29, 1997.

            Western Beef Roosevelt, Inc. was incorporated under the laws of the State of New York on May 6, 1996.

            Western Beef-Rosedale Ave. Inc. was incorporated under the laws of the State of New York on February 10, 1993.

            Western Beef-Steinway Street Inc. was incorporated under the laws of the State of New York on February 10, 1993.

            Western Beef-West End Ave. Inc. was incorporated under the laws of the State of New York on February 5, 1993. It was incorporated as Western Beef-Associated I, Inc. On February 17, 1993, its name was changed to Western-Beef Atlantic Ave. Inc. On November 17, 1995, its name was changed to Western Beef-West End Ave. Inc.

            Western Beef-Morris Ave Inc. was incorporated under the laws of the State of New York on August 7, 1992.

      4. The merger was adopted by each constituent corporation in the following manner:

            Western Beef-14th Street Inc., Western Beef 173rd Street Inc., Western Beef-College Point Blvd., Inc., Western Beef (East New York), Inc., Western Beef-Elmont Inc., Western Beef Empire Boulevard, Inc., Western Beef-Forest Ave. Inc., Western Beef-Merrick Blvd. Inc., Western Beef-Mineola, Inc., Western Beef Myrtle Ave., Inc., Western Beef-Park Avenue, Inc. Western Beef-

Rockaway Blvd., Inc., Western Beef Roosevelt, Inc., Western Beef-Rosedale Ave. Inc., Western Beef-Steinway Street Inc., Western Beef-West End Ave. Inc., Western Beef-Morris Ave Inc. and Western Beef-Metropolitan Ave. Inc. have complied with the applicable provisions of the laws of the State of New York in which they are incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to each of said corporations was by the unanimous written consent of the shareholders and directors.

      Western Beef, East Orange, N.J. Inc. has complied with the applicable provisions of the laws of the State of New Jersey in which it is incorporated and this merger is permitted by such laws. The manner in which the merger was authorized with respect to said corporation was by the unanimous written consent of the shareholders and directors.

      5. The mergers shall be effective upon the date of filing with the New York Department of State.

      IN WITNESS WHEREOF, we have signed this certificate on the 29th day of January, 1998 and we affirm the statements contained therein as true under penalties of perjury.

                                        WESTERN BEEF-14TH STREET INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand,
                                            Secretary

                                        WESTERN BEEF-173RD STREET INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand,
                                            Secretary

                                        WESTERN BEEF-COLLEGE POINT BLVD. INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand,
                                            Secretary

                                        WESTERN BEEF (EAST NEW YORK), INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand,
                                            Secretary

                                        WESTERN BEEF, EAST ORANGE, N.J. INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-ELMONT INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF EMPIRE BOULEVARD, INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-FOREST AVE. INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-MERRICK BLVD. INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-MINEOLA, INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF MYRTLE AVE., INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-PARK AVENUE, INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-ROCKAWAY BLVD., INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF ROOSEVELT, INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-ROSEDALE AVE. INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-STEINWAY STREET INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-WEST END AVE. INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-MORRIS AVE INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                                        WESTERN BEEF-METROPOLITAN AVE, INC.

                                        By: /s/ Peter Castellana, Jr.
                                            ---------------------------------
                                            Peter Castellana, Jr.,
                                            President

                                        By: /s/ Peter R. Admirand
                                            ---------------------------------
                                            Peter Admirand
                                            Secretary

                              CERTIFICATE OF MERGE
                                       OF
                         WESTERN BEEF-14TH STREET INC.
                         WESTERN BEEF-173RD STREET INC.
                     WESTERN BEEF-COLLEGE POINT BLVD. INC.
                       WESTERN BEEF (EAST NEW YORK), INC.
                      WESTERN BEEF, EAST ORANGE, N.J. INC.
                            WESTERN BEEF-ELMONT INC.
                      WESTERN BEEF EMPIRE BOULEVARD, INC.
                         WESTERN BEEF-FOREST AVE. INC.
                        WESTERN BEEF-MERRICK BLVD. INC.
                           WESTERN BEEF-MINEOLA, INC.
                         WESTERN BEEF MYRTLE AVE., INC.
                         WESTERN BEEF-PARK AVENUE, INC.
                       WESTERN BEEF-ROCKAWAY BLVD., INC.
                          WESTERN BEEF ROOSEVELT, INC.
                        WESTERN BEEF-ROSEDALE AVE. INC.
                       WESTERN BEEF-STEINWAY STREET INC.
                        WESTERN BEEF-WEST END AVE. INC.
                          WESTERN BEEF-MORRIS AVE INC.
                                      INTO
                      WESTERN BEEF-METROPOLITAN AVE. INC.

               UNDER SECTION 904 OF THE BUSINESS CORPORATION LAW

                                                              STATE OF NEW YORK
                                                             DEPARTMENT OF STATE
                                                            FILED JAN 30 1998
                                                            TAX $      --
                                                                ----------------
                                                            BY: /s/ [ILLEGIBLE]
                                                                ----------------

                                                                    QUEENS

                          MUCHNICK GOLIEB & GOLIEB PC
                                630 FIFTH AVENUE
                               NEW YORK, NY 10111


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